COMBINED PROXY STATEMENT OF

                                  AMSOUTH FUNDS

                            on behalf of its Series:

                         AMSOUTH GOVERNMENT INCOME FUND
                   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
         (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

            The address and telephone number of each AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382


                                   PROSPECTUS
                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                         PIONEER GOVERNMENT INCOME FUND
                         PIONEER TREASURY RESERVES FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 22, 2005

To the Shareholders of the AmSouth Funds:

         A joint special meeting of shareholders (the "Meeting") for each of the AmSouth Funds will be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time, to consider the following:

         1. With respect to each AmSouth Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization applicable to your AmSouth Fund, it will transfer all of its assets to an investment company or a series thereof (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class A, B and Y shares of the Pioneer Fund. Class A, B and Y shares of the Pioneer Fund will be distributed to each AmSouth Fund's shareholders in proportion to their Class A, B and I share holdings on the reorganization date. The Pioneer Fund also will assume all of your AmSouth Fund's liabilities. Each Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

         2.       Any other business that may properly come before the Meeting.

         Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Meeting and any related follow-up meetings.

         Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Fund may be required to make additional solicitations.


                                           By order of the Board of Trustees,

                                           /s/ Michael C. Daniel

                                           Michael C. Daniel
                                           President

August 22, 2005

                           COMBINED PROXY STATEMENT OF
                                  AMSOUTH FUNDS

                            on behalf of its Series:

                         AMSOUTH GOVERNMENT INCOME FUND
                   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
         (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

            The address and telephone number of each AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382

                                   PROSPECTUS
                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                         PIONEER GOVERNMENT INCOME FUND
                         PIONEER TREASURY RESERVES FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292

         Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

         An investment in any AmSouth Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  INTRODUCTION

         This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated August 22, 2005, is being furnished to shareholders of the AmSouth Funds in connection with the solicitation by the board of trustees (the "Board," or the "Trustees") of the AmSouth Funds of proxies to be used at a joint meeting of shareholders of the AmSouth Funds (the "Meeting") to be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time. The Proxy Statement/Prospectus is being mailed to shareholders of the AmSouth Funds on or about August 24, 2005. Each AmSouth Fund is a series of AmSouth Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Fund is an open-end management investment company, or a series thereof, organized as a Delaware statutory trust.

         The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Fund into a corresponding Pioneer Fund (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Fund shares that each AmSouth Fund shareholder would receive if each Plan is approved, (b) which AmSouth Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Fund's Reorganization.

         The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

-------------------------------------------------------------------------------------------------------------
                 AmSouth Fund         Pioneer Fund         Shareholders Entitled to Vote                 Page
-------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)   AmSouth Government   Pioneer Government   AmSouth Government Income Fund shareholders     8
                 Income Fund          Income Fund
-------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)   AmSouth Treasury     Pioneer Treasury     AmSouth Treasury Reserve Money Market          22
                 Reserve Money        Reserves Fund        Fund shareholders
                 Market Fund
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
The AmSouth Funds' prospectus dated December 1, 2004, as                  Available to you free of charge by calling 1-800-451-8382.
supplemented January 12, 2005, April 26, 2005, June 1, 2005,              Each prospectus is also on file with the SEC.
June 27, 2005 and July 1, 2005.

The AmSouth Funds' statement of additional information dated              Available to you free of charge by calling 1-800-451-8382.
December 1, 2004, as supplemented March 22, 2005.                         Each statement of additional information is also on file
                                                                          with the SEC.

The AmSouth Funds' annual report dated July 31, 2004 and                  Available to you free of charge by calling 1-800-451-8382.
semiannual report dated January 31, 2005.                                 Also on file with the SEC. See "Available Information."
------------------------------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus and each Pioneer Fund's            Available to you free of charge by calling 1-800-225-6292.
most recent annual and semiannual reports and supplements (as they        These prospectuses and reports are also on file with the
apply) to shareholders.                                                   SEC.
------------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy Statement/     Available to you free of charge by calling 1-800-225-6292.
Prospectus (the "SAI"), dated August 22, 2005. It contains additional     Also on file with the SEC. This SAI is incorporated by
information about your AmSouth Funds and the Pioneer Funds.               reference into this Proxy Statement/Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.                   Call your AmSouth Fund's toll-free telephone number:
                                                                          1-800-451-8382.
------------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

         AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Funds and a wholly owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

         In early 2005, AmSouth Bank and AAMI conducted a search for a purchaser of AAMI's mutual fund investment advisory business. AmSouth Bancorporation engaged Goldman, Sachs & Co. to identify potential purchasers and solicited indications of interest. AmSouth Funds' management and AAMI reviewed proposals submitted by several investment advisory firms and selected a limited number to evaluate more carefully. Management and AAMI conducted, with respect to this selected group, a comparative evaluation of their investment processes and capabilities; availability of mutual funds with similar investment objectives and strategies; historical investment performance of the proposed funds into which the AmSouth Funds would be reorganized; expense ratios of the proposed counterpart funds to the historical gross and net expenses of the AmSouth Funds; their breadth of product line; their compliance culture and infrastructure; and reputation in the marketplace. Based upon this review, management and AAMI recommended that the Trustees approve the reorganization of the AmSouth Funds into the Pioneer Funds as being in the best interest of shareholders.

         Based on AAMI's recommendations, the Trustees met twice in May 2005, twice in June 2005 and again in August 2005 to consider the potential consolidation of the AmSouth Funds with the Pioneer Funds. At those meetings, the Trustees met with representatives of Pioneer and reviewed information provided by AAMI and Pioneer requested by the independent Trustees for the purposes of evaluating the Reorganizations. In the course of their evaluation of Pioneer and the Pioneer Funds, the Trustees reviewed various factors, including but not limited to, the impact of the Reorganizations on the shareholders of the AmSouth Funds, the comparability of the investment objectives and investment strategies of the AmSouth Funds and the Pioneer Funds; the expense ratios of the Pioneer Funds compared with those of the AmSouth Funds; the performance of the Pioneer Funds compared with that of the AmSouth Funds; the experience and qualifications of key personnel, including portfolio managers; and the financial resources, cash flow, and business reputation of the Pioneer Funds. In connection with their review of the Funds' existing and estimated pro forma expense ratios, the Trustees also considered that AmSouth Bank and its affiliates would no longer continue to subsidize the AmSouth Funds' operations by voluntarily capping expenses. In addition, the Trustees considered the background and reputation of the officers and members of the Board of Trustees of the Pioneer Funds.

         In conducting their review, the Trustees considered information provided by Pioneer relating to the education, experience and number of its investment professionals and other senior personnel. The Trustees received information concerning the investment philosophy and investment process applied by Pioneer in managing the Pioneer Funds. The Trustees concluded that Pioneer's investment processes, research capabilities and philosophy were well suited to the AmSouth Funds.

         The Trustees considered the quality of the services to be provided by Pioneer. The Trustees evaluated Pioneer's record with respect to regulatory compliance and compliance with the investment policies of the Pioneer Funds. The Trustees also evaluated the procedures of Pioneer designed to fulfill Pioneer's fiduciary duty to the Pioneer Funds with respect to possible conflicts of interest, including Pioneer's code of ethics (regulating the personal trading of its officers and employees), the procedures by which Pioneer allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Pioneer in these matters.

         The Trustees also considered information relating to each Pioneer Fund's investment performance relative to its performance benchmark(s). The Trustees reviewed performance over various periods, including one, three, five and ten year periods when applicable, performance under different market conditions and during different legs of the market cycle, and the volatility of the Pioneer Funds' returns. The Trustees concluded that the scope and quality of Pioneer's services, including the investment performance of the Pioneer Funds, was sufficient, in light of market conditions, the resources brought to bear by Pioneer, Pioneer's integrity, its personnel and systems, and its financial resources to warrant recommending that AmSouth Funds' shareholders approve the proposed Reorganizations.

         In reaching that conclusion, the Trustees also gave substantial consideration to the proposed advisory fees. The Trustees considered possible economies of scale to Pioneer from the proposed consolidations with the AmSouth Funds.

         The Trustees also considered other alternatives for the ongoing management of AmSouth Funds. At a meeting on May 18, 2005, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered the factors discussed below in the context of each Reorganization.

         At the May 18, 2005 meeting, all of the Trustees who are not interested persons of AAMI (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On June 23, 2005, June 27, 2005 and August 1, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Funds' shareholders and the interests of existing AmSouth Funds' shareholders will not be diluted as a result of the Reorganizations.

         Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

         The Trustees believe that reorganizing your AmSouth Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

         o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Fund's investment adviser is necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios;

         o        The track record of Pioneer in managing the Pioneer Funds;

         o The transaction will qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your AmSouth Fund's shares;

         o In the case of the AmSouth Treasury Reserve Money Market Fund, the potential for lower management fees and total expenses. Shareholders of AmSouth Treasury Reserve Money Market Fund should note, however, that the historical operating expenses of this Fund, net of any applicable expense limitations for Class A shares, are lower than the estimated expenses of the corresponding Pioneer Fund after giving effect to the Reorganization. However, your Trustees have concluded for reasons discussed in this Proxy Statement/Prospectus that the Reorganizations were nevertheless in the best interests of the shareholders of your AmSouth Fund. You should read the information under "The Funds' Fees and Expenses" and the discussion of the factors that the Board of the AmSouth Funds considered that are included for each proposal under the heading "Reasons for the Proposed Reorganization."

         o The resources of Pioneer, including its infrastructure in shareholder services; and

         o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options, and a stronger compliance structure.

         For further information, please see the individual descriptions of the proposals contained in this Proxy Statement/Prospectus.

How Each Reorganization Will Work

         o Each AmSouth Fund will transfer all of its assets and liabilities to a corresponding Pioneer Fund on the day on which the Reorganization closes (the "Closing Date").

         o Each Pioneer Fund will issue Class A, B and Y shares to the corresponding AmSouth Fund in amounts equal to the aggregate net asset value of that AmSouth Fund's Class A, B and I shares. Shareholders of your AmSouth Fund will receive Class A, B and Y shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Pioneer Fund with the same aggregate net asset value as the shares of the AmSouth Fund that the shareholder held immediately prior to the Reorganization.

         o        Each AmSouth Fund will be dissolved after the Closing Date.

         o For purposes of determining any contingent deferred sales charge ("CDSC"), the same commission schedule that applied to the shares of the AmSouth Fund will apply to the shares of the Pioneer Fund issued in the Reorganization and the holding period for determining the CDSC will be calculated from when the shares were initially purchased.

         o Following the Reorganizations, Pioneer will continue to act as investment adviser to each Pioneer Fund and AAMI will not be involved in the management of the Pioneer Funds.

         o The Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Funds, the AmSouth Funds or the shareholders of the AmSouth Funds.

         o In recommending each of the Reorganizations, the Trustees of your AmSouth Fund have determined that the Reorganization is in the best interest of your AmSouth Fund and will not dilute the interests of shareholders of your AmSouth Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal.

         o If the Reorganizations are approved by the AmSouth Funds' shareholders, the AmSouth Funds will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who Is Pioneer

         Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., an Italian bank.

         In addition to the Class A, B and Y shares to be issued in the Reorganizations, each Pioneer Fund also offers Class C shares (subject to a CDSC and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

         Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations. See "Information Concerning the Meeting."

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations

         Pioneer will benefit from managing a larger pool of assets which will produce increased advisory fees and, in the case of certain of the Pioneer Funds, eliminate or reduce Pioneer's obligation under its expense limitation agreement with the Pioneer Funds. Pioneer is also acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, noncompetition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth Funds are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Funds within four years after the closing of the Reorganizations.

         Pioneer has also agreed to provide to AmSouth Bank, an affiliate of AAMI, ongoing service payments with respect to Class Y shares issued in the Reorganizations. This arrangement will remain in effect for as long as Class Y shares issued in the Reorganizations are held by clients of AmSouth Bank. The agreement requires AmSouth Bank to provide certain record keeping and shareholder communication services, including mailing prospectuses and other fund-related materials to shareholders for which AmSouth Bank acts as shareholder of record, communicating to Pioneer Funds Distributor, Inc. requests for purchase, exchange and redemption transactions in shares of the Pioneer Funds and answering inquiries from beneficial holders of the Pioneer Funds' shares. This additional compensation will be equal on an annual basis to 0.10% of the average daily net assets attributable to the Class Y shares held by former AmSouth Funds' shareholders. This payment would be made by Pioneer and not the Pioneer Funds. No additional compensation would be paid with respect to Class A or Class B shares; however, if an affiliate of AAMI is the broker of record, that affiliate would receive the service fees under the Class A and Class B Rule 12b-1 Plans.

What Are the Federal Income Tax Consequences of the Reorganizations

         The Reorganizations will not result in any income, gain or loss being recognized for federal income tax purposes by any of the AmSouth Funds, their shareholders or the Pioneer Funds as a direct result of the Reorganizations. Following the Reorganizations, in accordance with the Pioneer Funds' policy to distribute any net realized capital gains at least once each year (and thus to avoid Federal income tax thereon at the Fund level), each Pioneer Fund will declare and pay before the end of 2005 a distribution of such gains to its shareholders (including current shareholders of the AmSouth Funds who will be shareholders of the Pioneer Funds following the Reorganizations). Those distributions will be fully taxable to all shareholders of the Pioneer Funds, including former AmSouth Funds shareholders, even though those distributions may include a portion of the Pioneer Fund's net capital gains that were realized before the Closing Date.

What Happens if a Reorganization Is Not Approved

         If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/ Prospectus, your AmSouth Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Additional Information

         The staff of the SEC has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of ASO Services Company, the AmSouth Funds' administrator, and BISYS Fund Services, the AmSouth Funds' distributor and transfer agent (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds, including AmSouth Funds, to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC is reviewing the relationships and arrangements among BISYS, AmSouth Funds, AAMI and AmSouth Bank. AmSouth Funds, AAMI and AmSouth Bank are cooperating fully with the review. Additionally, AmSouth Bank and AAMI, in cooperation with a special review committee of the Board of Trustees of AmSouth Funds, are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders, including making payments to the AmSouth Funds.

Who Is Eligible to Vote

         Shareholders of record on July 29, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ---
INTRODUCTION .................................................................      2
PROPOSAL 1(a) -- AMSOUTH GOVERNMENT INCOME FUND ..............................      8
PROPOSAL 1(b) -- AMSOUTH TREASURY RESERVE MONEY MARKET FUND ..................     22
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ...........................     32
TAX STATUS OF EACH REORGANIZATION ............................................     32
VOTING RIGHTS AND REQUIRED VOTE ..............................................     33
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST ......     34
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...............................     34
INFORMATION CONCERNING THE MEETING ...........................................     42
OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS .....................................     44
EXPERTS ......................................................................     45
AVAILABLE INFORMATION ........................................................     45
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F REORGANIZATIONS)     A-1
EXHIBIT B -- ADDITIONAL INFORMATION PERTAINING TO PIONEER ....................    B-1
EXHIBIT C -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE ...................    C-1

                       AmSouth Government Income Fund and
                         Pioneer Government Income Fund

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth Government Income Fund's performance is attached as Exhibit C.

         Each Fund seeks current income as is consistent with preservation of capital through investment in U.S. government securities, and consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Government Income Fund to Pioneer Government Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A non-diversified series of AmSouth Funds, an        A newly created, diversified series of Pioneer
                           open-end management investment company               Series Trust IV, an open-end management
                           organized as a Massachusetts business trust.         investment company organized as a Delaware
                                                                                statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $166.5 million                                       None. Pioneer Government Income Fund is
March 31, 2005                                                                  newly created and does not expect to
                                                                                commence investment operations until the
                                                                                Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment Adviser:                                  Investment Adviser:
portfolio managers         AAMI                                                 Pioneer

                           Portfolio Managers:                                  Portfolio Manager:
                           Day-to-day management of AmSouth                     Day-to-day management of the Fund's
                           Government Income Fund's portfolio is the            portfolio is the responsibility of Richard
                           responsibility of John P. Boston, CFA and Michael    Schlanger. Mr. Schlanger is supported by the
                           T. Lytle, CFA. Mr. Boston and Mr. Lytle were each    fixed income team. Members of this team
                           named co-manager of the Fund in 2004.                manage other Pioneer funds investing
                           Mr. Boston managed the Fund from 1993 to             primarily in fixed income securities. The
                           1998 and co-managed the Fund from 1999 to            portfolio manager and the team also may
                           2002. He also manages AmSouth High Quality           draw upon the research and investment
                           Bond Fund and AmSouth Limited Term Bond              management expertise of the global research
                           Fund and co-manages AmSouth Balanced Fund.           team, which provides fundamental research on
                           Mr. Boston is Chief Fixed Income Officer for         companies and includes members from
                           AAMI. Mr. Boston began his career in investment      Pioneer's affiliate, Pioneer Investment
                           management with AmSouth Bank in 1988 and             Management Limited. Mr. Schlanger joined
                           has been associated with AAMI since 1996.            Pioneer as a portfolio manager in 1988 after
                                                                                spending 12 years with Irving Trust Company
                           Mr. Lytle joined AmSouth Bank's Asset                in New York, where he had overall
                           Management Group in 1999 and AAMI in 2003.           responsibility for managing nearly $1.5 billion
                           He is a fixed-income portfolio manager for AAMI,     in fixed income assets.
                           specializing in taxable fixed-income securities.
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

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                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
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
Investment objective       AmSouth Government Income Fund seeks current         Pioneer Government Income Fund seeks current
                           income consistent with the preservation of           income as is consistent with preservation of
                           capital.                                             capital.
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Primary investments        Under normal circumstances, AmSouth Government       Pioneer Government Income Fund invests at least
                           Income Fund will invest at least 80% of its net      80% of its assets in obligations issued or
                           assets primarily in obligations issued or            guaranteed by the U.S. government or its
                           guaranteed by the U.S. government or its             agencies and instrumentalities and repurchase
                           agencies and instrumentalities. For the purpose      agreements and when issued commitments with
                           of this policy, net assets include net assets        respect to such securities.
                           plus borrowings for investment purposes. The
                           Fund invests primarily in securities issued or       Securities in which the Pioneer Fund may
                           guaranteed by the U.S. government, its agencies      invest include:
                           or instrumentalities. These investments are
                           principally mortgage-related securities, U.S.        o  U.S. Treasury obligations, which differ only
                           Treasury obligations and U.S. government agency         in their interest rates, maturities and times
                           obligations. The Fund invests in securities             of issuance, including U.S. Treasury bills
                           issued by: (i) the Government National Mortgage         (maturities of one year or less), U.S.
                           Association, which are supported by the full            Treasury notes (maturities of one to 10
                           faith and credit of the U.S. government; (ii)           years), and U.S. Treasury bonds (generally
                           the Federal National Mortgage Association, the          maturities greater than 10 years)
                           Federal Home Loan Mortgage Corporation, the
                           Student Loan Marketing Association ("SLMA") and      o  Obligations issued by or guaranteed as to
                           the Federal Home Loan Banks ("FHLBs"), which are        principal and interest by the U.S. Treasury
                           supported by the right of the issuer to borrow          and certain agencies and instrumentalities of
                           from the U.S. Treasury; (iii) the Federal Farm          the U.S. government, such as Government
                           Credit Banks ("FFCBs") and the Tennessee Valley         National Mortgage Association ("GNMA")
                           Authority ("TVA"), which are supported only by          certificates and Federal Housing
                           the credit of the issuer; and (iv) the Private          Administration ("FHA") debentures, for which
                           Export Funding Corporation ("PEFCO") which may          the U.S. Treasury unconditionally guarantees
                           be guaranteed by the Export-Import Bank of the          payment of principal and interest
                           U.S. ("Exim Bank"), an agency of the U.S.
                                                                                o  Obligations of issuers which have a form of
                                                                                   credit support from the U.S. government,
                                                                                   including securities of (i) the Federal Home
                                                                                   Loan Banks ("FHLBs"), which are supported by
                                                                                   the ability of the issuer to borrow from the
                                                                                   U.S. Treasury; (ii) the Federal National
                                                                                   Mortgage Association, ("FNMA") which is
                                                                                   supported by the authorization of the
                                                                                   Treasury to purchase securities from FNMA;
                                                                                   (iii) the Federal Farm Credit Banks ("FFCBs")
                                                                                   and the Tennessee Valley Authority ("TVA"),
                                                                                   which are supported only by the credit of the
                                                                                   issuing agency; and (iv) the Private Export
                                                                                   Funding Corporation ("PEFCO") which may be
                                                                                   guaranteed only by the Export-Import Bank of
                                                                                   the U.S. ("Exim Bank"), an agency of the U.S
                                                                                   The Fund's investments may have all types of
                                                                                   interest rate payment and reset terms,
                                                                                   including fixed rate, adjustable rate, zero
                                                                                   coupon, contingent, deferred, payment-in-kind
                                                                                   and auction rate features. The Fund may
                                                                                   invest in securities of any maturity.
                                                                                   Although the average dollar weighted maturity
                                                                                   of the Fund's portfolio may vary
                                                                                   significantly, it generally will not exceed
                                                                                   20 years.
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

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                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
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
Investment strategies      AAMI's fixed income portfolio management process     Pioneer considers both broad economic factors
                           focuses on the four key areas of duration            and issuer specific factors in selecting a
                           management, sector weights, position on the          portfolio designed to achieve the Fund's
                           yield curve and security selection; AAMI's goal      investment objective. In assessing the
                           is to add value in each of these four areas          appropriate maturity and sector weighting of
                           through the active management of the Fund's          the Fund's portfolio, Pioneer considers a
                           portfolio. Beginning with rigorous fundamental       variety of factors that are expected to
                           analysis of the economy and taking into account      influence economic activity and interest rates.
                           characteristics of the current business and
                           interest rate cycles, AAMI arrives at a              These factors include fundamental economic
                           projection of the likely trend in interest rates     indicators, such as the rates of economic
                           and adjusts duration accordingly. Analysis of        growth and inflation, Federal Reserve monetary
                           the shape of the yield curve and yield spreads       policy and the relative value of the U.S.
                           among bond market sectors leads to further           dollar compared to other currencies. Once
                           refinements in strategy.                             Pioneer determines the preferable portfolio
                                                                                characteristics, Pioneer selects individual
                                                                                securities based upon the terms of the
                                                                                securities (such as yields compared to U.S.
                                                                                Treasuries or comparable issues and sector
                                                                                diversification).
------------------------------------------------------------------------------------------------------------------------------------
Other investments          Up to 20% of AmSouth Government Income Fund's        Pioneer Government Income Fund may invest up to
                           total assets may be invested in other types of       100% of its total assets in mortgage-related
                           debt securities, preferred stocks and options.       securities issued or guaranteed by the U.S.
                           The Fund may invest up to 100% of its total          government or its agencies and
                           assets in mortgage-related securities issued or      instrumentalities such as GNMA, which are
                           guaranteed by the U.S. government or its agencies    supported by the full faith and credit of the
                           and instrumentalities such as GNMA, which are        U.S. government, and the FNMA and FHLMC, which
                           supported by the full faith and credit of the        are supported by the ability of the issuer to
                           U.S. government, and the Federal National            borrow from the U.S. Treasury.
                           Mortgage Association ("FNMA") and Federal Home
                           Loan Mortgage Corporation ("FHLMC"), which are
                           supported by the right of the issuer to borrow
                           from the U.S. Treasury, and in mortgage-related
                           securities issued by nongovernmental entities
                           which are rated, at the time of purchase, in one
                           of the four highest rating categories by a
                           nationally recognized statistical rating
                           organization ("NRSRO") or, if unrated, determined
                           by AAMI to be of comparable quality.

                           The Fund's investments also include securities issued by (i) SLMA and the FHLBs, which are supported by the right of the issuer to borrow from the U.S. Treasury; (ii) FFCBs and the Tennessee Valley Authority, which are supported only by the credit of the issuer; and (iii)
                           Private Export Funding Corporation, which may be guaranteed by the Export Import Bank of the U.S., an agency of the U.S.

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

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                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments          The Fund may invest, to a limited extent, in
(continued)                securities issued by other investment companies
                           that principally invest in securities of the type
                           in which the Fund invests. Such investments will
                           involve duplication of advisory fees and certain
                           other expenses.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive        When AAMI determines adverse market conditions       Pioneer Government Income Fund may invest all or
strategies                 exist, AmSouth Government Income Fund may invest     part of its assets in securities with remaining
                           entirely in cash positions, directly in U.S.         maturities of less than one year, cash equivalents
                           government securities and short- term paper, such    or may hold cash.
                           as bankers' acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification            AmSouth Government Income Fund is non-diversified    Pioneer Government Income Fund is diversified for
                           for the purpose of the Investment Company Act        the purpose of the Investment Company Act and is
                           and, therefore, may concentrate its investments      subject to diversification requirements under the
                           in a limited number of issuers.                      Internal Revenue Code of 1986, as amended (the
                                                                                "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration     AmSouth Government Income Fund may not purchase      Pioneer Government Income Fund does not have a
                           any securities which would cause more than 25% of    policy against industry concentration.
                           the value of the Fund's total assets at the time
                           of purchase to be invested in securities of one
                           or more issuers conducting their principal
                           business activities in the same industry,
                           provided that (a) there is no limitation with
                           respect to obligations issued or guaranteed by
                           the U.S. government or its agencies or
                           instrumentalities, and repurchase agreements
                           secured by obligations of the U.S. government or
                           its agencies or instrumentalities; (b) wholly
                           owned finance companies will be considered to be
                           in the industries of their parents if their
                           activities are primarily related to financing the
                           activities of their parents; and (c) utilities
                           will be divided according to their services. For
                           example, gas, gas transmission, electric and gas,
                           electric, and telephone will each be considered a
                           separate industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid    AmSouth Government Income Fund may not invest        Pioneer Government Income Fund may not invest more
securities                 more than 15% of its net assets in securities        than 15% of its net assets in securities which are
                           that are restricted as to resale, or for which no    illiquid and other securities which are not readily
                           readily available market exists, including           marketable. Repurchase agreements maturing in more
                           repurchase agreements providing for settlement       than seven days will be included for purposes of the
                           more than seven days after notice.                   foregoing limit.
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

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                  AmSouth Government Income Fund may not borrow        Pioneer Government Income Fund may not
                           money or issue senior securities, except the Fund    borrow money, except the Fund may: (a)
                           may borrow from banks or enter into reverse          borrow from banks or through reverse
                           repurchase agreements for temporary emergency        repurchase agreements in an amount up to
                           purposes in amounts up to 33 1/3% of the value of    33 1/3% of the Fund's total assets (including
                           its total assets at the time of such borrowing.      the amount borrowed); (b) to the extent
                           The Fund will not purchase securities while          permitted by applicable law, borrow up to
                           borrowings (including reverse repurchase             an additional 5% of the Fund's assets for
                           agreements) in excess of 5% of its total assets      temporary purposes; (c) obtain such short-
                           are outstanding.                                     term credits as are necessary for the
                                                                                clearance of portfolio transactions; (d)
                                                                                purchase securities on margin to the extent
                                                                                permitted by applicable law; and (e) engage
                                                                                in transactions in mortgage dollar rolls that
                                                                                are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
Lending                    AmSouth Government Income Fund may not               Pioneer Government Income Fund may not
                           make loans, except that the Fund may                 make loans, except through the purchase of
                           purchase or hold debt instruments in                 securities, including repurchase agreements
                           accordance with its investment objective and         in accordance with its investment objective,
                           policies, lend Fund securities in accordance         policies and limitations.
                           with its investment objective and policies and
                           enter into repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments     AmSouth Government Income Fund may invest in         Pioneer Government Income Fund may use
                           futures contracts and options thereon (interest      futures and options on securities, indices and
                           rate futures contracts or index futures              other derivatives. A derivative is a security or
                           contracts, as applicable) to commit funds            instrument whose value is determined by
                           awaiting investment, to maintain cash liquidity      reference to the value or the change in value
                           or for other hedging purposes. The value of the      of one or more securities, currencies, indices
                           Fund's contracts may equal or exceed 100% of the     or other financial instruments. Although there
                           Fund's total assets, although the Fund will not      is no specific limitation on investing in
                           purchase or sell a futures contract unless           derivatives, the Fund does not use derivatives
                           immediately afterwards the aggregate amount of       as a primary investment technique and
                           margin deposits on its existing futures positions    generally limits their use to hedging. However,
                           plus the amount of premiums paid for related         the Fund may use derivatives for a variety of
                           futures options entered into for other than bona     non-principal purposes, including:
                           fide hedging purposes is 5% or less of its net
                           assets.                                              o  As a hedge against adverse changes in stock
                                                                                   market prices, or interest rates

                                                                                o  As a substitute for purchasing or selling
                                                                                   securities

                                                                                o  To increase the Fund's return as a non-
                                                                                   hedging strategy that may be considered
                                                                                   speculative
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

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments                                                          Even a small investment in derivatives can have a
(continued)                                                                     significant impact on the Fund's exposure to
                                                                                stock market values, interest rates or currency
                                                                                exchange rates. If changes in a derivative's
                                                                                value do not correspond to changes in the value
                                                                                of the Fund's other investments, the Fund may not
                                                                                fully benefit from or could lose money on the
                                                                                derivative position. In addition, some
                                                                                derivatives involve risk of loss if the person
                                                                                who issued the derivative defaults on its
                                                                                obligation. Certain derivatives may be less
                                                                                liquid and more difficult to value. The Fund will
                                                                                only invest in derivatives to the extent Pioneer
                                                                                believes these investments do not prevent the
                                                                                Fund from seeking its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading         The AmSouth Government Income Fund may engage in     Pioneer Government Income Fund usually does not
                           the technique of short-term trading. Such            trade for short-term profits. The Fund will sell
                           trading involves the selling of securities held      an investment, however, even if it has only been
                           for a short time, ranging from several months to     held for a short time, if it no longer meets the
                           less than a day. The object of such short-term       Fund's investment criteria.
                           trading is to increase the potential for capital
                           appreciation and/or income of the Fund in order
                           to take advantage of what AAMI believes are
                           changes in market, industry or individual
                           company conditions or outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment           As described above, the Funds have substantially similar principal investment strategies and
policies and               policies. Certain of the non-principal investment policies and restrictions are different. For a more
restrictions               complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and  Class A shares are offered with an initial sales     Class A shares are offered with an initial sales
Rule 12b-1 fees            charge of up to 4.00% of the offering price,         charge of up to 4.50% of the offering price,
                           which is reduced depending upon the amount           which is reduced or waived for large purchases
                           invested or, in certain circumstances, waived.       and certain types of investors. At the time of
                           Class A shares bought as part of an investment       your purchase, your investment firm may receive
                           of $1 million or more are not subject to an          a commission from Pioneer Funds Distributor,
                           initial sales charge, but may be charged a           Inc. ("PFD"), the Fund's distributor, of up to
                           contingent deferred sales charge ("CDSC") of         5% declining as the size of your investment
                           1.00% if sold within one year of purchase.           increases.

                           Class A shares pay a shareholder servicing fee       There is no CDSC, except in certain
                           (non 12b-1) of up to 0.25% of average daily net      circumstances when the initial sales charge is
                           assets.                                              waived. Additionally, purchases of $1 million or
                                                                                more and purchases of participants in certain
                                                                                group plans may be subject to a CDSC of 1%.

                                                                                Class A shares are subject to distribution and
                                                                                service (12b-1) fees of up to 0.25% of average
                                                                                daily net assets.
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

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges      Class B shares are offered without an initial        Class B shares are offered without an initial
and Rule 12b-1 fees        sales charge, but are subject to a CDSC of up to     sales charge, but are subject to a CDSC of up
                           5%. For Class B shares issued to former ISG          to 4% if you sell your shares. The charge is
                           Funds shareholders in connection with the            reduced over time and is not charged after five
                           combination of AmSouth Funds with ISG Funds, the     years. Your investment firm may receive a
                           CDSC on such Class B shares held continuously        commission from PFD, the Fund's distributor, at
                           declines over six years, starting with year one      the time of your purchase of up to 4%.
                           and ending in year seven from: 4%, 3%, 3%, 2%,
                           2%, 1%. For all other Class B shares held            Class B shares are subject to distribution and
                           continuously, the CDSC declines over six years,      service (12b-1) fees of up to 1% of average
                           starting with year one and ending in year seven      daily net assets.
                           from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after
                           purchase (seven years in the case of shares          Class B shares acquired through the
                           acquired in the ISG combination), Class B shares     Reorganization will retain the holding period,
                           automatically convert to Class A shares.             CDSC and commission schedules applicable to the
                                                                                original purchase.
                           Class B shares pay a shareholder servicing fee
                           (non 12b-1) of 0.25% of average daily net            Class B shares convert to Class A shares eight
                           assets. This fee is in the form of a separate        years after the date of purchase. Class B
                           non-Rule 12b-1 fee. All Funds bear a                 shares issued to former ISG Funds shareholders
                           distribution (12b-1) fee of 0.75%.                   will convert to Class A shares seven years
                                                                                after the date of purchase.
                           Maximum investment for all Class B purchases by
                           a shareholder for the Fund's shares is $ 99,999.     Maximum purchase of Class B shares in a single
                                                                                transaction is $49,999.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales  AmSouth Government Income Fund does not impose       The Fund does not impose any initial,
charges and Rule 12b-1     any initial or CDSC on Class I shares.               contingent deferred or asset based sales charge
fees                                                                            on Class Y shares.
                           The Fund may impose a shareholder servicing fee
                           (non 12b-1) of up to 0.15% of average daily net      The distributor incurs the expenses of
                           assets.                                              distributing the Fund's Class Y shares, none of
                                                                                which are reimbursed by the Fund or the Class Y
                                                                                shareowners.
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

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
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
Management and other fees  AmSouth Government Income Fund pays an advisory      Pioneer Government Income Fund pays Pioneer an
                           fee on a monthly basis at an annual rate of          annual fee equal to 0.50% of the Fund's average
                           0.50% of the Fund's average daily net assets.        daily net assets. The fee is computed daily and
                                                                                paid monthly.
                           ASO Services Company, Inc. ("ASO") serves as
                           administrator and fund accounting agent for the      In addition, the Fund reimburses Pioneer for
                           Fund. The Fund pays ASO an administrative            certain Fund accounting and legal expenses
                           services fee of 0.15% of the Fund's average          incurred on behalf of the Fund and pays a
                           daily net assets.                                    separate shareholder servicing/transfer agency
                                                                                fee to PIMSS, an affiliate of Pioneer.
                           For the fiscal year ended July 31, 2004, other
                           expenses of the Fund were limited to 0.49% for       The Fund's total annual operating expenses for
                           Class A shares, 0.49% for Class B shares and         Class A shares are estimated to be 0.96% of
                           0.34% for Class I shares. Any fee waiver or          average daily net assets for the current fiscal
                           expense reimbursement arrangement is voluntary       year.
                           and may be discontinued at any time.
                                                                                The Fund's total annual operating expenses for
                           For the fiscal year ended July 31, 2004, the         Class B shares are estimated to be 1.75% of
                           Fund's annual operating expenses for Class A         average daily net assets for the current fiscal
                           shares, after giving effect to the expense           year.
                           limitation were 0.99%, and without giving effect
                           to the expense limitation, were 1.01% of average     The Fund's total annual operating expenses for
                           daily net assets.                                    Class Y shares are estimated to be 0.61% of
                                                                                average daily net assets for the current fiscal
                           For the fiscal year ended July 31, 2004, the         year.
                           Fund's annual operating expenses for Class B
                           shares, after giving effect to the expense
                           limitation were 1.74%, and without giving effect
                           to the expense limitation, were 1.76% of average
                           daily net assets.

                           For the fiscal year ended July 31, 2004, the
                           Fund's annual operating expenses for Class I
                           shares, after giving effect to the expense
                           limitation were 0.84%, and without giving effect
                           to the expense limitation, were 0.91% of average
                           daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares              You may buy shares of the Fund directly through      You may buy shares from any investment firm that
                           BISYS Fund Services, the Fund's distributor, or      has a sales agreement with PFD, the Fund's
                           through brokers, registered investment advisers,     distributor.
                           banks and other financial institutions that have
                           entered into selling agreements with the Fund's      If the account is established in the
                           distributor, as described in the Fund's              shareholder's own name, shareholders may also
                           prospectus.                                          purchase additional shares of the Fund by
                                                                                telephone or online.
                           Certain account transactions may be done by
                           telephone.
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

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Government Income Fund                     Pioneer Government Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares          You can exchange your shares in the Fund for         You may exchange your shares for shares of the
                           shares of the same class of another AmSouth          same class of another Pioneer mutual fund. Your
                           Fund, usually without paying additional sales        exchange request must be for at least $1,000.
                           charges. You must meet the minimum investment        The Fund allows you to exchange your shares at
                           requirements for the Fund into which you are         net asset value without charging you either an
                           exchanging. Exchanges from one Fund to another       initial or CDSC at the time of the exchange.
                           are taxable. Class A shares may be exchanged for     Shares you acquire as part of an exchange will
                           Class I shares of the same Fund or another           continue to be subject to any CDSC that applies
                           AmSouth Fund if you become eligible to purchase      to the shares you originally purchased. When you
                           Class I shares. Class I shares may be exchanged      ultimately sell your shares, the date of your
                           for Class A shares of the same Fund. No              original purchase will determine your CDSC. An
                           transaction fees are currently charged for           exchange generally is treated as a sale and a
                           exchanges.                                           new purchase of shares for federal income tax
                                                                                purposes.
                           If you sell your shares or exchange them for
                           shares of another AmSouth Fund within 7 days of      After you establish an eligible Fund account,
                           the date of purchase, you will be charged a          you can exchange Fund shares by telephone or
                           2.00% fee on the current net asset value of the      online.
                           shares sold or exchanged. The fee is paid to the
                           Fund to offset the costs associated with
                           short-term trading, such as portfolio
                           transaction and administrative costs.

                           The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                           The fee will be charged on all covered redemptions
                           and exchanges, including those made through
                           retirement plan, brokerage and other types of
                           omnibus accounts (except where it is not
                           practical for the plan administrator or
                           brokerage firm to implement the fee). The Fund
                           will not impose the redemption fee on a
                           redemption or exchange of shares purchased upon
                           the reinvestment of dividend and capital gain
                           distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares             Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                           You may sell your shares by contacting the Fund      Normally, your investment firm will send your
                           directly in writing or by telephone or by            request to sell shares to PIMSS. You can also
                           contacting a financial intermediary as described     sell your shares by contacting the Fund directly
                           in the Fund's prospectus.                            if your account is registered in your name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may also
                                                                                redeem shares of the Fund by telephone or
                                                                                online.
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

Comparison of Principal Risks of Investing in the Funds

         Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

         o Interest rates increase, causing the value of investments to decline, a risk that is generally high for longer-term bonds and low for shorter-term bonds

         o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

         o Interest rates decrease and the Fund's income declines. Income risk is generally high for shorter-term bonds and low for longer-term bonds

         o The average life of certain types of securities is extended because of slower than expected principal payments during periods of rising interest rates. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

         o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

         AmSouth Government Income Fund is subject to risks relating to the fact that it is non-diversified. The AmSouth Fund may invest in a small number of issuers, which may increase the volatility of the AmSouth Fund. Accordingly, the AmSouth Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

Past Performance

         Set forth below is performance information for AmSouth Government Income Fund. The bar charts show how the Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for the Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Pioneer Government Income Fund has not commenced investment operations.


                    AmSouth Government Income Fund -- Class A
                          Calendar Year Total Returns*

[The following data was represented as a bar chart in the printed material]

'95         14.38
'96          4.07
'97          9.35
'98          7.14
'99          0.63
'00         10.67
'01          7.01
'02          8.70
'03          1.46
'04          0.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 4.54% for the quarter ended June 30, 1995, and the lowest quarterly return was -1.77% for the quarter ended June 30, 2004.

                         AmSouth Government Income Fund
              Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------------------------
                                                                      1 Year     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
 AmSouth Government Income Fund, Class A Shares
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -1.72%       5.12%       6.06%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -3.25%       3.16%       3.84%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -1.13%       3.19%       3.81%
-----------------------------------------------------------------------------------------------------
 AmSouth Government Income Fund, Class B Shares(1)
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -3.25%       4.88%       5.58%
-----------------------------------------------------------------------------------------------------
 AmSouth Government Income Fund, Class I Shares(2)
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  2.54%       6.14%       6.60%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  0.89%       4.10%       4.43%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          1.64%       4.03%       4.25%
-----------------------------------------------------------------------------------------------------
 Lehman Mortgage Index(3)
  (reflects no deduction for fees, expenses or taxes)                 4.70%       7.17%       7.56%
-----------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 10/1/93. Performance for the Class B shares, which were first offered on 3/13/00, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the CDSC.

(2) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) Lehman Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.


The Funds' Fees and Expenses

         Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Government Income Fund, the expenses of AmSouth Government Income Fund for the period ended January 31, 2005 and (ii) for Pioneer Government Income Fund, the estimated pro forma annual expenses for the period ended May 31, 2005. Future expenses for all share classes may be greater or less.

                                                                    Pioneer                    Pioneer                     Pioneer
                                                                  Government    AmSouth       Government    AmSouth      Government
                                                    AmSouth         Income    Government        Income    Government       Income
                                                  Government         Fund       Income           Fund       Income          Fund
                                                 Income Fund(1)   (pro forma)   Fund(1)       (pro forma)   Fund(1)      (pro forma)
Shareholder transaction fees                        Class A         Class A     Class B         Class B     Class I        Class Y
(paid directly from your investment)                -------         -------     -------         -------     -------        -------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price ......      4.00%(2)      4.50%(2)      None          None         None         None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less      None          None          5.00%(3)      4.00%        None         None
Redemption fees ................................      2.00%(4)      None          2.00%(4)      None         2.00%(4)     None
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee .................................      0.50%         0.50%         0.50%         0.50%        0.50 %       0.50%
Distribution and service (12b-1) fee ...........      None          0.25%         0.75%         1.00%        None         None
Other expenses .................................      0.75%(5)      0.21%         0.80%(5)      0.25%        0.58%(5)     0.11%
Total fund operating expenses ..................      1.25%         0.96%(6)      2.05%         1.75%(6)     1.08%        0.61%(6)
Expense reimbursement/reduction ................      0.24%         None          0.29%         None         0.22%        None
Net fund operating expenses ....................      1.01%         0.96%         1.76%         1.75%        0.86%        0.61%

----------
(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.51% for Class A shares, 0.51% for Class B shares and 0.36% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.


         The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                                                                  Pioneer
                                         AmSouth                Government
                                        Government              Income Fund
Number of years you own your shares    Income Fund              (pro forma)
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
Year 1                                 $  522                     $  544
--------------------------------------------------------------------------------
Year 3                                 $  781                     $  742
--------------------------------------------------------------------------------
Year 5                                 $1,059                     $  957
--------------------------------------------------------------------------------
Year 10                                $1,851                     $1,575
--------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------
Year 1                                 $  708                     $  178
--------------------------------------------------------------------------------
Year 3                                 $  943                     $  551
--------------------------------------------------------------------------------
Year 5                                 $1,303                     $  949
--------------------------------------------------------------------------------
Year 10                                $2,174                     $1,854
--------------------------------------------------------------------------------
Class B -- assuming no redemption
--------------------------------------------------------------------------------
Year 1                                 $  208                     $  578
--------------------------------------------------------------------------------
Year 3                                 $  643                     $  851
--------------------------------------------------------------------------------
Year 5                                 $1,103                     $1,049
--------------------------------------------------------------------------------
Year 10                                $2,174                     $1,854
--------------------------------------------------------------------------------

                                       Class I                    Class Y
--------------------------------------------------------------------------------
Year 1                                 $  110                     $   62
--------------------------------------------------------------------------------
Year 3                                 $  343                     $  195
--------------------------------------------------------------------------------
Year 5                                 $  595                     $  340
--------------------------------------------------------------------------------
Year 10                                $1,317                     $  762
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

         The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Government Income Fund. The Trustees considered the following matters, among others, in approving the proposal.

         First, AAMI, the investment adviser to your AmSouth Fund, and AmSouth Bank informed the Trustees that they did not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

         Second, at December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

         Third, Pioneer Government Income Fund's management fee (0.50% of average daily net assets) is the same as the advisory fee of your Fund (0.50% of average daily net assets). In addition, the Trustees considered that the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. The Trustees also considered that, on a pro forma basis, both the gross and net expenses of each class of the Pioneer Fund are estimated to be lower than the expenses of the corresponding class of your AmSouth Fund.

         Fourth, the Class A, B and Y shares of Pioneer Government Income Fund received in the Reorganization will provide AmSouth Government Income Fund shareholders with exposure to substantially the same investment product as they have currently.

         Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

         Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

         The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganizations. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

         The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

         The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                       Pro Forma
                                       AmSouth          Pioneer         Pioneer
                                     Government       Government       Government
                                     Income Fund      Income Fund     Income Fund
                                    May 31, 2005     May 31, 2005     May 31, 2005
                                   --------------   --------------   -------------
Total Net Assets (in thousands)     $   163,519           N/A         $   163,519
  Class A shares ...............    $    20,039           N/A         $    20,039
  Class B shares ...............    $     6,222           N/A         $     6,222
  Class I/Y shares .............    $   137,258           N/A         $   137,258

Net Asset Value Per Share
  Class A shares ...............    $      9.74           N/A         $      9.74
  Class B shares ...............    $      9.74           N/A         $      9.74
  Class I/Y shares .............    $      9.75           N/A         $      9.75

Shares Outstanding
  Class A shares ...............      2,056,612           N/A           2,056,612
  Class B shares ...............        638,777           N/A             638,777
  Class I/Y shares .............     14,080,389           N/A          14,080,389

         It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION

         For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

         The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                 AmSouth Treasury Reserve Money Market Fund and
                         Pioneer Treasury Reserves Fund

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth Treasury Reserve Money Market Fund's performance is attached as Exhibit C.

         Each Fund is a money market fund that invests primarily in U.S. Treasury securities and related repurchase agreements. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.


           Comparison of AmSouth Treasury Reserve Money Market Fund to
                         Pioneer Treasury Reserves Fund

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Treasury Reserve Money Market Fund              Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A diversified series of AmSouth Funds, an            A newly created, diversified series of Pioneer
                           open-end management investment company               Series Trust IV, an open-end management
                           organized as a Massachusetts business trust.         investment company organized as a Delaware
                                                                                statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $180.1 million                                       None. Pioneer Treasury Reserves Fund is
March 31, 2005                                                                  newly created and does not expect to commence
                                                                                investment operations until the Reorganization
                                                                                occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment Adviser:                                  Investment Adviser:
portfolio managers         AAMI                                                 Pioneer

                           Portfolio Manager:                                   Portfolio Manager:
                           Day-to-day management of AmSouth Treasury            Day-to-day management of the Fund's
                           Reserve Money Market Fund's portfolio is the         portfolio is the responsibility of Andrew Feltus.
                           responsibility of a team of AAMI's portfolio         Mr. Feltus, a vice president, joined Pioneer
                           managers, and no person is primarily                 in 1994.
                           responsible for making recommendations
                           to the team.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       AmSouth Treasury Reserve Money Market                Pioneer Treasury Reserves Fund seeks
                           Fund seeks to provide investors with as high a       high current income, preservation of capital
                           level of current income as is consistent with        and liquidity.
                           the preservation of capital and the maintenance
                           of liquidity.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Treasury Reserve Money Market Fund              Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments        As a fundamental policy, AmSouth Treasury            Pioneer Treasury Reserves Fund invests at least 80%
                           Reserve Money Market Fund will invest at least       of its assets in U.S. Treasury securities and
                           65% of its total assets in securities issued by      related repurchase agreements. The remainder of its
                           the U.S. Treasury and repurchase agreements in       assets may be invested in other securities
                           respect thereof.                                     guaranteed as to payment of principal and interest
                                                                                by the U.S. government and related repurchase
                           Under normal circumstances, AmSouth Treasury         agreements.
                           Reserve Money Market Fund invests at least 80%
                           of its assets in U.S. Treasury securities and
                           related repurchase agreements. The remainder of
                           its assets may be invested in other securities
                           guaranteed as to payment of principal and
                           interest by the U.S. government and related
                           repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies      AmSouth Treasury Reserve Money Market Fund           Pioneer Treasury Reserves Fund seeks to maintain
                           invests based on considerations of safety of         a constant net asset value of $1.00 per share by
                           principal and liquidity, which means that the        investing in high-quality, U.S. dollar
                           Fund may not necessarily invest in securities        denominated money market securities.
                           paying the highest available yield at a
                           particular time. The Fund attempts to increase       The Fund invests exclusively in securities with a
                           its yield by trading to seek to take advantage       maximum remaining maturity of 397 days and
                           of short- term market variations. AAMI generally     maintains a dollar-weighted average portfolio
                           evaluates investments based on interest rate         maturity of 90 days or less. In selecting the
                           sensitivity. The Fund will maintain an average       Fund's portfolio, Pioneer complies with the
                           weighted portfolio maturity of 90 days or less       rating, maturity and diversification requirements
                           and will limit the maturity of each security in      applicable to money market funds. Within those
                           its portfolio to 397 days or less.                   limits, Pioneer's assessment of broad economic
                                                                                factors that are expected to affect economic
                           The interest income from the Fund's investment       activity and interest rates influences its
                           in direct obligations of the United States is        securities selection. Pioneer also employs due
                           exempt from state and local, but not federal,        diligence and fundamental research, an evaluation
                           income taxes. Dividends attributable to income       of the issuer based on its financial statements
                           from repurchase agreements are subject to            and operations, to assess an issuer's credit
                           federal, state and local income taxes.               quality.

                           The Fund will not invest in securities issued or
                           guaranteed by U.S. government agencies,
                           instrumentalities or government-sponsored
                           enterprises that are not backed by the full
                           faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Other investments          The Fund may enter into reverse repurchase
                           agreements with banks, brokers or dealers. The
                           Fund will use the cash to make investments which
                           either mature or have a demand feature to resell
                           to the issuer at a date simultaneous with or
                           prior to the time the Fund must repurchase the
                           security.
------------------------------------------------------------------------------------------------------------------------------------
Diversification            Each Fund is subject to the diversification requirements applicable to money market funds under the
                           Investment Company Act.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Treasury Reserve Money Market Fund              Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration     AmSouth Treasury Reserve Money Market Fund may       Pioneer Treasury Reserves Fund will not
                           not purchase any securities which would cause        concentrate its assets in the securities of
                           25% or more of the Fund's total assets at the        issuers in any one industry except with respect
                           time of purchase to be invested in securities of     to investments in obligations of (a) the U.S.
                           one or more issuers conducting their principal       government, its agencies, authorities or
                           business activities in the same industry,            instrumentalities and (b) domestic banks,
                           provided that this limitation shall not apply to     purchase any security if, as a result (i) more
                           municipal securities; and provided, further,         than 5% of the assets of the Fund would be in the
                           that for the purpose of this limitation only,        securities of any one issuer, or (ii) more than
                           private activity bonds that are backed only by       25% of its assets would be in a particular
                           the assets and revenues of a non-governmental        industry.
                           user shall not be deemed to be municipal
                           securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid    AmSouth Treasury Reserve Money Market Fund may       Pioneer Treasury Reserves Fund will not invest
securities                 not invest more than 10% of its net assets in        more than 10% of its net assets in illiquid and
                           securities that are restricted as to resale, or      other securities that are not readily marketable.
                           for which no readily available market exists,        Repurchase agreements maturing in more than seven
                           including repurchase agreements providing for        days will be included for purposes of the
                           settlement more than seven days after notice.        foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 AmSouth Treasury Reserve Money Market Fund           Pioneer Treasury Reserves Fund may not
                           may not borrow money or issue senior                 borrow money, except from banks for
                           securities, except the Fund may borrow from          extraordinary purposes or to meet redemptions
                           banks or enter into reverse repurchase               in amounts not exceeding 33 1/3% of its total
                           agreements for temporary emergency purposes          assets (including the amount borrowed).
                           in amounts up to 33 1/3% of the value of its
                           total assets at the time of such borrowing. The
                           Fund will not purchase securities while
                           borrowings (including reverse repurchase
                           agreements) in excess of 5% of its total assets
                           are outstanding. In addition, the Fund is
                           permitted to participate in a credit facility
                           whereby the Fund may directly lend to and
                           borrow money from other AmSouth Funds for
                           temporary purposes, provided that the loans are
                           made in accordance with an order of exemption
                           from the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   AmSouth Treasury Reserve Money Market Fund           Pioneer Treasury Reserves Fund may not
                           may not make loans, except that the Fund may         make loans to any person, except by (a) the
                           purchase or hold debt instruments in accordance      purchase of a debt obligation in which the
                           with its investment objective and policies, lend     Fund is permitted to invest and (b) engaging
                           Fund securities in accordance with its investment    in repurchase agreements.
                           objective and policies and enter into repurchase
                           agreements. In addition, the Fund is permitted to
                           participate in a credit facility whereby the Fund
                           may directly lend to and borrow money from
                           other AmSouth Funds for temporary purposes,
                           provided that the loans are made in accordance
                           with an order of exemption from the SEC and
                           any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Treasury Reserve Money Market Fund              Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments     AmSouth Treasury Reserve Money Market Fund may
                           not write or purchase call options.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies  As described above, the Funds have similar principal investment strategies and policies. Certain of
and restrictions           the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and  Class A shares are offered without sales             Class A shares are offered without sales charges.
Rule 12b-1 fees            charges.
                                                                                There is no contingent deferred sales charge
                           Class A shares pay a shareholder servicing fee       ("CDSC"), except in certain circumstances when
                           (non 12b-1) of up to 0.25% of average daily net      the initial sales charge is waived.
                           assets.
                                                                                Class A shares are subject to distribution and
                           AmSouth Treasury Reserve Money Market Fund does      service (12b-1) fees of up to 0.15% of average
                           not offer Class B shares.                            daily net assets.

                                                                                Pioneer Treasury Reserves Fund offers several
                                                                                classes of shares, including Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales  AmSouth Treasury Reserve Money Market                The Fund does not impose any initial, contingent
charges and Rule 12b-1     Fund does not impose any initial or CDSC on          deferred or asset based sales charge on Class Y
fees                       Class I shares.                                      shares.

                           The Fund may impose a shareholder servicing          The distributor incurs the expenses of
                           fee (non 12b-1) of up to 0.15% of average            distributing the Fund's Class Y shares, none of
                           daily net assets.                                    which are reimbursed by the Fund or the Class Y
                                                                                shareowners.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Treasury Reserve Money Market Fund              Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees  AmSouth Treasury Reserve Money Market Fund pays      Pioneer Treasury Reserves Fund pays Pioneer an
                           an advisory fee on a monthly basis at an annual      annual fee equal to 0.40% of the Fund's average
                           rate of 0.40% of the Fund's average daily net        daily net assets.
                           assets.
                                                                                Pioneer has agreed to limit the Fund's expenses
                           ASO Services Company, Inc. ("ASO") serves as         or waive a portion of its management fee to
                           administrator and fund accounting agent for the      maintain a net asset value of $1.00. Under
                           Fund. The Fund pays ASO an administrative            certain circumstances, this limitation may result
                           services fee of 0.15% of the Fund's average          in a 0.00% yield for one or more classes for
                           daily net assets.                                    shares. From time to time, Pioneer and its
                                                                                affiliates may limit the expenses of one or more
                           For the fiscal year ended July 31, 2004, other       classes for the purpose of increasing its yield
                           expenses of the Fund were limited to 0.36% for       during the period of the limitation. These
                           Class A shares. Any fee waiver or expense            expense limitation policies are voluntary and
                           reimbursement arrangement is voluntary and may       temporary and may be revised or terminated by
                           be discontinued at any time.                         Pioneer at any time without notice.

                                                                                The Fund's total annual operating expenses for
                           For the fiscal year ended July 31, 2004, other       Class A shares are estimated to be 0.74% of
                           expenses were limited to 0.28% for Class I           average daily net assets for the current fiscal
                           shares. Any fee waiver or expense reimbursement      year.
                           arrangement is voluntary and may be discontinued
                           at any time.                                         The Fund's total annual operating expenses for
                                                                                Class Y shares are estimated to be 0.55% of
                           For the fiscal year ended July 31, 2004, the         average daily net assets for the current fiscal
                           Fund's annual operating expenses for Class A         year.
                           shares, after giving effect to the expense
                           limitation were 0.76%, and without giving effect
                           to the expense limitation, were 0.95% of average
                           daily net assets.

                           For the fiscal year ended July 31, 2004, the
                           Fund's annual operating expenses for Class I
                           shares, after giving effect to the expense
                           limitation were 0.68%, and without giving effect
                           to the expense limitation, were 0.85% of average
                           daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares              You may buy shares of AmSouth Treasury Reserve       You may buy shares from any investment firm that
                           Money Market Fund directly through BISYS Fund        has a sales agreement with PFD, the Fund's
                           Services, the Fund's distributor, or through         distributor.
                           brokers, registered investment advisers, banks
                           and other financial institutions that have           If the account is established in the
                           entered into selling agreements with the Fund's      shareholder's own name, shareholders may also
                           distributor, as described in the Fund's              purchase additional shares of the Fund by
                           prospectus.                                          telephone or online.

                           Certain account transactions may be done by
                           telephone.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Treasury Reserve Money Market Fund              Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares          You can exchange your shares in the Fund for         You may exchange your shares for shares of the
                           shares of the same class of another AmSouth          same class of another Pioneer mutual fund. Your
                           Fund, usually without paying additional sales        exchange request must be for at least $1,000.
                           charges. You must meet the minimum investment        Shares you acquire as part of an exchange will
                           requirements for the Fund into which you are         continue to be subject to any CDSC that applies
                           exchanging. Exchanges from one Fund to another       to the shares you originally purchased. When you
                           are taxable. Class A shares may be exchanged for     ultimately sell your shares, the date of your
                           Class I shares of the same Fund or another           original purchase will determine your CDSC. An
                           AmSouth Fund if you become eligible to purchase      exchange generally is treated as a sale and a new
                           Class I shares. Class I shares may be exchanged      purchase of shares for federal income tax
                           for Class A shares of the same Fund. No              purposes.
                           transaction fees are currently charged for
                           exchanges.                                           After you establish an eligible Fund account, you
                                                                                can exchange Fund shares by telephone or online.

------------------------------------------------------------------------------------------------------------------------------------
Selling shares             Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                           You may sell your shares by contacting the Fund      Normally, your investment firm will send your
                           directly in writing or by telephone or by            request to sell shares to PIMSS. You can also
                           contacting a financial intermediary as described     sell your shares by contacting the Fund directly
                           in the Fund's prospectus.                            if your account is registered in your name.

                                                                                If the account is established in the shareholder's
                                                                                own name, shareholders may also redeem shares of
                                                                                the Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

         Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

         o Interest rates go up, causing the value of the Fund's investments to decline

         o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Past Performance

         Set forth below is performance information for AmSouth Treasury Reserve Money Market Fund. The bar charts show how the Fund's total return has varied from year to year for each full calendar year. The tables show average annual total return for the Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Treasury Reserves Fund has not commenced investment operations.

          AmSouth Treasury Reserve Money Market Fund -- Class A Shares
                          Calendar Year Total Returns*

[The following data was represented as a bar chart in the printed material]

'95         5.41
'96         4.78
'97         4.78
'98         4.68
'99         4.38
'00         5.54
'01         3.47
'02         0.96
'03         0.29
'04         0.61

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 1.43% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.04% for the quarter ended December 31, 2003.


                   AmSouth Treasury Reserve Money Market Fund
              Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------
                                                                1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------
AmSouth Treasury Reserve Money Market Fund, Class A Shares
------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                           0.61%       2.15%       3.47%
------------------------------------------------------------------------------------------------
AmSouth Treasury Reserve Money Market Fund, Class I Shares
------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                           0.66%       2.25%       3.59%
------------------------------------------------------------------------------------------------

(1) The return reported above assumes the reinvestment of dividends. The AmSouth Treasury Reserve Money Market Fund commenced operations on 3/29/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by AAMI, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of the commingled accounts for the periods prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their returns may have been adversely affected. Class A shares were first offered on 8/29/94.

------------------------------------------------------------------------------------------------
                                                                               7-Day Yield
                                                                         As of December 31, 2004
------------------------------------------------------------------------------------------------
         AmSouth Treasury Reserve Money Market Fund, Class A Shares             1.43%
------------------------------------------------------------------------------------------------
         AmSouth Treasury Reserve Money Market Fund, Class I Shares             1.48%
------------------------------------------------------------------------------------------------

The Funds' Fees and Expenses

         Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Treasury Reserve Money Market Fund, the expenses of AmSouth Treasury Reserve Money Market Fund for the period ended January 31, 2005, and (ii) for the Pioneer Treasury Reserves Fund, the estimated pro forma annual expenses of Pioneer Treasury Reserves Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less.

                                                                       AmSouth       Pioneer        AmSouth       Pioneer
                                                                      Treasury       Treasury      Treasury       Treasury
                                                                      Reserve        Reserves       Reserve       Reserves
                                                                    Money Market       Fund      Money Market       Fund
                                                                       Fund(1)      (pro forma)     Fund(1)      (pro forma)
                                                                      Class A        Class A        Class I       Class Y
Shareholder transaction fees (paid directly from your investment)   -------------- ------------- -------------- ------------
Maximum sales charge (load) when you buy shares as a percentage of
 offering price ...................................................     None           None          None          None
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell shares,
 whichever is less ................................................     None           None          None          None
Redemption fees ...................................................     None(2)        None          None          None
Annual fund operating expenses (deducted from Fund assets)
 (as a % of average net assets)
Management fee ....................................................     0.40%          0.40%         0.40%         0.40%
Distribution and service (12b-1) fee ..............................     None           0.15%         None          None
Other expenses ....................................................     0.57%(3)       0.19%         0.47%         0.15%
Total fund operating expenses .....................................     0.97%          0.74%(4)      0.87%(3)      0.55%(4)
Expense reimbursement/reduction ...................................     0.27%          None(5)       0.22%         None(5)
Net fund operating expenses .......................................     0.70%          0.74%         0.65%         0.55%

----------
(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(3) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.30% for Class A shares and 0.25% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(4) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(5) Pioneer has agreed to limit the Fund's expenses or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes for shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's operating expenses remain the same and
(e) you sell your shares at the end of the time period shown. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                                         AmSouth            Pioneer
                                    Treasury Reserve   Treasury Reserves
                                      Money Market           Fund
Number of years you own your shares       Fund            (Pro Forma)
--------------------------------------------------------------------------------
                                                Class A
--------------------------------------------------------------------------------
Year 1                                  $   99             $ 76
--------------------------------------------------------------------------------
Year 3                                  $  309             $237
--------------------------------------------------------------------------------
Year 5                                  $  536             $411
--------------------------------------------------------------------------------
Year 10                                 $1,190             $918
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Class I           Class Y
--------------------------------------------------------------------------------
Year 1                                  $   89             $ 56
--------------------------------------------------------------------------------
Year 3                                  $  278             $176
--------------------------------------------------------------------------------
Year 5                                  $  482             $307
--------------------------------------------------------------------------------
Year 10                                 $1,073             $689
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

         The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Treasury Reserve Money Market Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

         First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

         Second, at December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

         Third, Pioneer Treasury Reserves Fund's management fee (0.40% of average daily net assets) is the same as the advisory fee of your AmSouth Fund (0.40% of average daily net assets). Currently, for each class of shares, the Pioneer Fund's total expenses are lower than the pro forma total expenses of the corresponding class of the Pioneer Fund. In addition, net of expense limitations, the pro-forma expenses attributable to Class Y shares of the Pioneer Fund are lower than your Fund's net expenses attributable to Class I shares. Although the net expenses of the Pioneer Fund attributable to Class A shares on a pro forma basis are estimated to be four basis points higher than the net expenses of the corresponding class of your AmSouth Fund, the lower expenses of your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The distribution and shareholder servicing fees paid by the Class A shares of the Pioneer Fund are lower than the distribution and shareholder servicing fees of your AmSouth Fund. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

         Fourth, the Class A and Y shares of Pioneer Treasury Reserves Fund received in the Reorganization will provide AmSouth Treasury Reserve Money Market Fund shareholders with exposure to substantially the same investment product as they have currently.

         Fifth the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

         Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible of all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

         The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

         The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

         The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                         AmSouth
                                    Treasury Reserve          Pioneer          Pro Forma Pioneer
                                      Money Market       Treasury Reserves     Treasury Reserves
                                          Fund                  Fund                 Fund
                                      May 31, 2005          May 31, 2005         May 31, 2005
                                   ------------------   -------------------   ------------------
Total Net Assets (in thousands)       $    178,746            N/A                $    178,746
  Class A shares ...............      $     72,843            N/A                $     72,843
  Class B shares ...............          N/A                 N/A                    N/A
  Class I/Y shares .............      $    105,903            N/A                $    105,903

Net Asset Value Per Share
  Class A shares ...............      $       1.00            N/A                $       1.00
  Class B shares ...............          N/A                 N/A                    N/A
  Class I/Y shares .............      $       1.00            N/A                $       1.00

Shares Outstanding
  Class A shares ...............        72,852,140            N/A                  72,852,140
  Class B shares ...............          N/A                 N/A                    N/A
  Class I/Y shares .............       105,913,462            N/A                 105,913,462

         It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION

         For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

         The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION


The Reorganizations

         o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on September 23, 2005, unless your AmSouth Fund and the corresponding Pioneer Fund agree in writing to a later date. Your AmSouth Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume all of your AmSouth Fund's liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

         o Each Pioneer Fund will issue to the corresponding AmSouth Fund Class A, B and Y shares with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Fund's Class A, B and I shares. These shares will immediately be distributed to your AmSouth Fund's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Fund's shares on the Closing Date. As a result, each AmSouth Fund's shareholders will end up as Class A, B, or Y class shareholders of the corresponding Pioneer Fund.

         o After the distribution of shares, your AmSouth Fund will be liquidated and dissolved.

         o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.


Agreement and Plan of Reorganization

         The shareholders of each AmSouth Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A (the "Plan"). The description of the Plan contained herein includes the material provisions of the Plan but this description is qualified in its entirety by the attached copies, as appropriate.

         Conditions to Closing Each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

         The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Fund, in accordance with the provisions of AmSouth Funds' declaration of trust and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

         Termination of the Plan. The board of either the AmSouth Funds or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your AmSouth Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.


                        TAX STATUS OF EACH REORGANIZATION

         Each Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

         As a result, for federal income tax purposes:

         o        No gain or loss will be recognized by your AmSouth Fund upon
                  (1) the transfer of all of its assets to the corresponding Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Fund of Pioneer Fund shares to your AmSouth Fund's shareholders;

         o No gain or loss will be recognized by the corresponding Pioneer Fund upon the receipt of your AmSouth Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your AmSouth Fund and the assumption of your AmSouth Fund's liabilities by the Pioneer Fund;

         o The basis of the assets of your AmSouth Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your AmSouth Fund immediately before the transfer;

         o The tax holding period of the assets of your AmSouth Fund in the hands of the corresponding Pioneer Fund will include your AmSouth Fund's tax holding period for those assets;

         o You will not recognize gain or loss upon the exchange of your shares of your AmSouth Fund solely for the Pioneer Fund shares as part of the Reorganization;

         o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your AmSouth Fund surrendered in the exchange; and

         o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your AmSouth Fund surrendered in the exchange, provided that you held the shares of your AmSouth Fund as capital assets on the date of the exchange.

         In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your AmSouth Fund and the Pioneer Fund.

         No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

         The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.


                         VOTING RIGHTS AND REQUIRED VOTE

         Each share of your AmSouth Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Fund, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable AmSouth Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of
(i) 67% or more of the shares of the applicable AmSouth Fund represented at the meeting, if at least 50% of all outstanding shares of the AmSouth Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the AmSouth Fund entitled to vote at the meeting.

---------------------------------------------------------------------------------------------------------------------------
              Shares                              Quorum                                       Voting
---------------------------------------------------------------------------------------------------------------------------
In General                        All shares "present" in person or by   Shares "present" in person will be voted
                                  proxy are counted towards a quorum.    in person at the Meeting. Shares present
                                                                         by proxy will be voted in accordance
                                                                         with instructions.
---------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the        Considered "present" at Meeting for    Broker non-votes do not count as a vote
underlying holder has not         purposes of quorum.                    "for" and effectively result in a vote "against"
voted and the broker does not                                            Proposals 1(a) and (b).
have discretionary authority to
vote the shares)
---------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting              Considered "present" at Meeting for    Voted "for" the Proposals.
Instruction (other than           purposes of quorum.
Broker Non-Vote)
---------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at Meeting for    Abstentions do not constitute a vote "for"
                                  purposes of quorum.                    and effectively result in a vote "against"
                                                                         Proposals 1(a) and (b).
---------------------------------------------------------------------------------------------------------------------------

     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

         Each of the AmSouth Funds is a series of a Massachusetts business trust. Each of the Pioneer Funds is a series of a Delaware statutory trust. The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

Limitation of Shareholders' and Series' Liability

         Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

         Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Funds' declarations of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

         Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

         Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.


                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

         Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

         The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

         Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds

         Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Pioneer Government Income Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). Pioneer Treasury Reserves Fund calculates a net asset value for each class of shares twice daily every day the New York Stock Exchange is open at 12:00 noon Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time). In connection with its approval of the Reorganizations, the Board of the AmSouth Funds adopted the valuation procedures of the Pioneer Funds. This change did not have a material effect on the valuation methodology employed by the AmSouth Funds.

         Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Each Pioneer money market fund generally values its portfolio securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until maturity of each security.

         You buy or sell shares at the share price. When you buy Class A, Class B or Class Y shares, you do not pay an initial sales charge. However, if you sell Class B shares within five years of purchase, you will pay a contingent deferred sales charge. The Class B shares of the Pioneer Funds you receive in the transaction will retain the holding periods and be subject to the same contingent deferred sales charge as your Class B shares of the AmSouth Funds. Class B shares convert to Class A shares eight years after the original date of purchase. Class B shares issued to the former ISG Fund shareholders will convert to Class A shares seven years after the date of purchase.

         Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

         If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

         Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

         Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

         Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

         When you request a telephone transaction, the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

         Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.

         To establish online transaction privileges, complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

         To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction, the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

         Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

         Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

         You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

         Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

         Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

         Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, such as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

         You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

         o        You have provided adequate instructions

         o        There are no outstanding claims against your account

         o        There are no transaction limitations on your account

         o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

         o        Your request includes a signature guarantee if you:

                  o Are selling over $100,000 or exchanging over $500,000 worth of shares

                  o Changed your account registration or address within the last 30 days

                  o Instruct the transfer agent to mail the check to an address different from the one on your account

                  o Want the check paid to someone other than the account owner(s)

                  o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


Buying, Exchanging and Selling Pioneer Fund Shares

------------------------------------------------------------------------------------------------------------------------------------
                                           Buying Shares                                  Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
      Through your         Normally, your investment firm will send your        Normally, your investment firm will send your
        investment         purchase request to the Pioneer Funds' transfer      exchange request to the Pioneer Fund's transfer
              firm         agent. Consult your investment professional for      agent. Consult your investment professional for
                           more information. Your investment firm may           more information about exchanging your shares.
                           receive a commission from the distributor for
                           your purchase of fund shares. The distributor or
                           its affiliates may pay additional compensation,
                           out of their own assets, to certain investment
                           firms or their affiliates based on objective
                           criteria established by the distributor.

By phone or online         You can use the telephone or online privilege if     After you establish your Pioneer Fund account,
                           you have an existing non-retirement account or       you can exchange Fund shares by phone or online
                           certain IRAs. You can purchase additional fund       if:
                           shares by phone if:                                  o  You are exchanging into an existing account or
                           o  You established your bank account of record          using the exchange to establish a new account,
                              at least 30 days ago                                 provided the new account has a registration
                           o  Your bank information has not changed for at         identical to the original account
                              least 30 days                                     o  The fund into which you are exchanging offers
                           o  You are not purchasing more than $25,000             the same class of shares
                              worth of shares per account per day               o  You are not exchanging more than $500,000
                           o  You can provide the proper account                   worth of shares per account per day
                              identification information                        o  You can provide the proper account
                                                                                   identification information
                           When you request a telephone or online purchase,
                           the transfer agent will electronically debit the
                           amount of the purchase from your bank account of
                           record. The transfer agent will purchase Pioneer
                           Fund shares for the amount of the debit at the
                           offering price determined after the transfer
                           agent receives your telephone or online purchase
                           instruction and good funds. It usually takes
                           three business days for the transfer agent to
                           receive notification from your bank that good
                           funds are available in the amount of your
                           investment.

       In writing,         You can purchase Pioneer Fund shares for an          You can exchange fund shares by mailing or faxing
 by mail or by fax         existing fund account by mailing a check to the      a letter of instruction to the transfer agent.
                           transfer agent. Make your check payable to the       You can exchange Pioneer Fund shares directly
                           Pioneer Fund. Neither initial nor subsequent         through the Pioneer Fund only if your account is
                           investments should be made by third party check.     registered in your name. However, you may not fax
                           Your check must be in U.S. dollars and drawn on      an exchange request for more than $500,000.
                           a U.S. bank. Include in your purchase request        Include in your letter:
                           the fund's name, the account number and the name     o  The name, social security number and signature
                           or names in the account registration.                   of all registered owners
                                                                                o  A signature guarantee for each registered
                                                                                   owner if the amount of the exchange is more
                                                                                   than $500,000
                                                                                o  The name of the fund out of which you are
                                                                                   exchanging and the name of the fund into which
                                                                                   you are exchanging
                                                                                o  The class of shares you are exchanging
                                                                                o  The dollar amount or number of shares you are
                                                                                   exchanging

------------------------------------------------------------------------------------------------------------------------------------
                                    Selling Shares                                              How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------
                           Normally, your investment firm will send your        By phone
                           request to sell shares to the Pioneer Fund's         For information or to request a telephone
                           transfer agent. Consult your investment              transaction between 8:00 a.m. and 7:00 p.m.
                           professional for more information. Each Pioneer      (Eastern time) by speaking with a shareholder
                           Fund has authorized PFD to act as its agent in       services representative call 1-800-225-6292
                           the repurchase of Pioneer Fund shares from
                           qualified investment firms. Each Pioneer Fund        To request a transaction using FactFone(SM) call
                           reserves the right to terminate this procedure       1-800-225-4321
                           at any time.
                                                                                Telecommunications Device for the Deaf (TDD)
                                                                                1-800-225-1997

                           You may sell up to $100,000 per account per day      By mail
                           by phone or online. You may sell Pioneer Fund        Send your written instructions to:
                           shares held in a retirement plan account by          Pioneer Investment Management Shareholder
                           phone only if your account is an eligible IRA        Services, Inc.
                           (tax penalties may apply). You may not sell your     P.O. Box 55014
                           shares by phone or online if you have changed        Boston, Massachusetts 02205-5014
                           your address (for checks) or your bank
                           information (for wires and transfers) in the         By fax
                           last 30 days.                                        Fax your exchange and sale requests to:
                                                                                1-800-225-4240
                           You may receive your sale proceeds:
                           o  By check, provided the check is made payable      Exchange Privilege
                              exactly as your account is registered             You may make up to four exchange redemptions of
                           o  By bank wire or by electronic funds transfer,     $25,000 or more per account per calendar year.
                              provided the sale proceeds are being sent to
                              your bank address of record

                           You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer Fund only if your account is registered in your name.
                           Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

Pioneer Fund Shareholder Account Policies

         Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

         o Requesting certain types of exchanges or sales of Pioneer Fund shares

         o        Redeeming shares for which you hold a share certificate

         o        Requesting certain types of changes for your existing account

         You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

         Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a Pioneer Fund. Each Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

         The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

         Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund's shares to be excessive for a variety of reasons, such as if:

         o You sell shares within a short period of time after the shares were purchased;

         o You make two or more purchases and redemptions within a short period of time;

         o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

         o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

         The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

         While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

         In addition to monitoring trades, the policies and procedures provide that:

         o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

         o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

         The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

         Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Pioneer Fund.

         Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

         Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the AmSouth Funds outstanding at the Closing Date of the Reorganizations will be deemed to be cancelled and will no longer represent shares of the Funds.

         Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the Fund to sell or value its portfolio securities or with the permission of the SEC.

         Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

         Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

         Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually. Each Pioneer money market fund declares substantially all of its net investment income as a dividend to shareholders. Dividends are accrued daily and paid on the last business day of the month. The Pioneer money market funds do not anticipate making any distributions of net long-term capital gains.

         Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

         For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

         Dividends from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

         When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year, each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

         You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

         You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

         Pioneer Funds' Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares and Class B shares (each, a "Plan"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

         Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. Pursuant to each Class A Plan the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

         The Class B Plan provides that the Fund shall pay to PFD, as the Fund's distributor for its Class B shares a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The plan authorizes PFD to pay a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

         The Class B Plan is a compensation plan, which provides for a fixed level of fees. Payments under this plan are not tied exclusively to actual distribution and service expenses, and may exceed (or may be less than) the expenses actually incurred.

         Trustee Approval and Oversight. Each Plan was last approved by the Board of Trustees of each Pioneer Fund, including a majority of the independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Plans on December 2, 2004. Pursuant to the Plans, at least quarterly, PFD will provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

         Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

         In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your AmSouth Fund or its affiliates, including personnel of your AmSouth Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. ComputerShare Fund Services has been retained to provide proxy solicitation services to the Funds at a cost of approximately $70,000. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

         An AmSouth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o by filing a written notice of revocation with your AmSouth Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

         o by returning a duly executed proxy with a later date before the time of the Meeting, or

         o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Fund (without complying with any formalities) at any time before it is voted.

         Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

         Only shareholders of record on July 29, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following shares of each AmSouth Fund were outstanding.

                                                 Shares Outstanding
AmSouth Fund                                    (as of July 29, 2005)
------------                                    ---------------------
AmSouth Government Income Fund
  Class A ..................................      1,815,994.110
  Class B ..................................        639,237.641
  Class I ..................................     14,072,235.090

AmSouth Treasury Reserve Money Market Fund
  Class A ..................................     70,811,103.390
  Class I ..................................     95,978,106.290

Other Business

         Your AmSouth Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(b). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

         If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose to adjourn the Meeting with respect to both of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your AmSouth Fund will set a new record date), your AmSouth Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

         In addition to soliciting proxies by mail, by fax or in person, your AmSouth Fund may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

         o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

         o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

         o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

         o Touchtone telephone voting information is noted on the enclosed proxy card(s).

Internet Voting

         You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through the tabulator. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

         o        Read the proxy statement and have your proxy card at hand.

         o        Go to the Web site listed on your proxy card.

         o        Enter control number found on your proxy card.

         o Follow the simple instructions on the Web site. Please call AmSouth Funds at (800) 451-8382 if you have any problems.

         o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

         o Internet voting information is noted on the enclosed proxy card(s).

Shareholders' Proposals

         Your AmSouth Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your AmSouth Fund to Michael C. Daniel, President, AmSouth Funds, c/o AmSouth Bank, 1900 Fifth Avenue North, Birmingham, AL 35203 within a reasonable time before any meeting. If the Reorganization is completed, your AmSouth Fund will not hold another shareholder meeting.

Appraisal Rights

         If the Reorganization of your AmSouth Fund is approved at the Meeting, shareholders of your AmSouth Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations.

                    OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS

         To the knowledge of your AmSouth Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Funds.

----------------------------------------------------------------------------------------------
                                                                Percent of the Class
               Fund/Class                   No. of Shares       Held by Shareholders
----------------------------------------------------------------------------------------------
 AMSOUTH GOVERNMENT INCOME FUND -- CLASS A
----------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST             271795.024             13.22%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
----------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                 136915.126              6.66%
 BUILDER S SUPPLY COMPANY INC PROF
 SUITE 300
 DENVER CO 80202
----------------------------------------------------------------------------------------------
 PERSHING LLC                                  107296.831              5.22%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
----------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                 103899.243              5.05%
 AEROPRES CORPORATION RETIREMENT SAV
 SUITE 300
 DENVER CO 80202
----------------------------------------------------------------------------------------------
 AMSOUTH GOVERNMENT INCOME FUND -- CLASS I
----------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST            7095421.548             50.39%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
----------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST            3641649.788             25.86%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
----------------------------------------------------------------------------------------------
 AMSOUTH TREASURY RESERVES MONEY MARKET FUND -- CLASS A
----------------------------------------------------------------------------------------------
 HARE & CO                                   38299358.430             52.54%
 111 SANDERS CREEK PKY
 ATTN STIF/MASTER NOTE
 E SYRACUSE NY 13057
----------------------------------------------------------------------------------------------
 PERSHING LLC FOR EXCLUSIVE BENEFIT OF       12126285.150             16.63%
 1 PERSHING PLAZA
 ATTN CASH MANAGEMENT
 JERSEY CITY NJ 073990002
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                Percent of the Class
               Fund/Class                   No. of Shares       Held by Shareholders
----------------------------------------------------------------------------------------------
 KENNEBERT & CO                                8066816.700            11.07%
 PO BOX 11426 PROPRIETARY FUNDS
 ATTN PROPRIETARY FUNDS-RCS 5
 BIRMINGHAM AL 352021426
----------------------------------------------------------------------------------------------
 AMSOUTH TREASURY RESERVES MONEY MARKET FUND -- CLASS I
----------------------------------------------------------------------------------------------
 KENNEBERT & CO                                94810912.500           89.50%
 PO BOX 11426 PROPRIETARY FUNDS
 ATTN PROPRIETARY FUNDS-RCS 5
 BIRMINGHAM AL 352021426
----------------------------------------------------------------------------------------------

         As of May 31, 2005, the Trustees and officers of your AmSouth Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your AmSouth Fund.

         Any shares beneficially owned by AmSouth Bank or other companies controlled by AmSouth Bancorporation (the "AmSouth Companies") and shares over which AmSouth Companies have discretionary voting power will be voted in the manner determined by a special fiduciary independent of the AmSouth Companies.


                                     EXPERTS

AmSouth Funds

         The financial statements and financial highlights of each AmSouth Fund incorporated by reference in the respective AmSouth Funds' Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION

         The AmSouth Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

  Exhibit A -- Form of Agreement and Plan of Reorganization (F Reorganizations)
  -----------------------------------------------------------------------------


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the day of [________________], 2005, by and between Pioneer [____________]
Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [________________] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series AmSouth [________________] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

         This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

         WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

         WHEREAS, the Board of Trustees of the AmSouth Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

         NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

         1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

             (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

         1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

         1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

         2.       VALUATION

         2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each class of Acquiring Fund Shares shall be equal to the NAV of the corresponding class of the Acquired Fund Shares as of the Valuation Time. The NAV of the Acquired Fund and of each Class A, B and I share thereof shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

         2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

         2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

         3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be [________________], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

         3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

         3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

         3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

         4.       REPRESENTATIONS AND WARRANTIES

         4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

                  (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

                  (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

                  (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

                  (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

                  (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

                  (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

                  (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

                           (B) Within the times and in the manner prescribed by
                  law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. [The Agreement for the AmSouth International Equity Fund will include an exception for Forms 1099-DIV distributed in January 2005.] The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

                           (C) The Acquired Fund has timely paid, in the manner
                  prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

                           (D) All Tax Returns filed by the Acquired Fund
                  constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns; [The Agreement for the AmSouth International Equity Fund will include an exception for Forms 1099-DIV distributed in January 2005.]

                           (E) The Acquired Fund has not waived or extended any
                  applicable statute of limitations relating to the assessment or collection of Taxes;

                           (F) The Acquired Fund has not been notified that any
                  examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

                           (G) The Acquired Fund has no actual or potential
                  liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

                           (H) The unpaid Taxes of the Acquired Fund for tax
                  periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

                           (I) The Acquired Fund has delivered to the Acquiring
                  Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

                           (J) The Acquired Fund has not undergone, has not
                  agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
                  (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

                           (K) The Acquired Fund has not taken or agreed to take
                  any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

                           (L) There are (and as of immediately following the
                  Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

                           (M) The Tax bases of the assets of the Acquired Fund
                  are accurately reflected on the Acquired Fund's Tax books and records;

                           (N) The Acquired Fund's Tax attributes are not
                  limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

                           (O) For purposes of this Agreement, "Taxes" or "Tax"
                  shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

                  (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph
         3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

                  (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

                  (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

                  (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

                  (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

                  (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

                  (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

                  (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
         Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

                  (t) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

         4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

                  (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

                  (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

                  (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

                  (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

                  (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

                  (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                  (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

                  (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
         Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

                  (n) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to
         Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

         5.       COVENANTS OF THE FUNDS

         5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

         5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

         5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

         5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

         5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

         5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

         5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

         5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

         5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

         5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

         6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

         6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and

Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

         6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best zinterests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

         6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

         7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

         7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

         7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquired Fund;

         7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

         7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

         8.       FURTHER CONDITIONS PRECEDENT

         If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

         8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

         8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code.

         9.       BROKERAGE FEES AND EXPENSES

         9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement, and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

         10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

         11.      TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

                  (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

                  (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

                  (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

                  (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

                  (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

         11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

         12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

         13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

         14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   AMSOUTH FUNDS
                                          on behalf of AMSOUTH [__________] FUND


By: _________________________________   By: ____________________________________
Name:                                       Name:
Title: [Assistant] Secretary                Title: [Vice] President



Attest:                                   PIONEER [__________] FUND
                                          on behalf of PIONEER [__________] FUND


By: _________________________________   By: ____________________________________
Name: Christopher J. Kelley                 Name: Osbert M. Hood
Title: Assistant Secretary                  Title: Executive Vice President

            Exhibit B -- Additional Information Pertaining to Pioneer
            ---------------------------------------------------------

PORTFOLIO TRANSACTION POLICIES

         All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

         Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

         Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

-------------------------------------------------------------------------------------------------------------
                                         Net assets of Fund                  Management fee rate
                 Fund                  (as of March 31, 2005)   (as a percentage of average daily net assets)
-------------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust               $229,500,000                           0.50%
-------------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund                 $513,837,877                           0.40%
-------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
-------------------------------------------------------------------------------------------------------------
 Pioneer America Income VCT                 $ 46,258,507                           0.55%
 Portfolio
-------------------------------------------------------------------------------------------------------------
 Pioneer Money Market VCT Portfolio         $ 45,232,008                           0.50%
-------------------------------------------------------------------------------------------------------------

S88570                                                             17976-00-0805

           Exhibit C -- Portfolio Manager's Discussion of Performance

--------------------------------------------------------------------------------
AMSOUTH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

John P. Boston, CFA
Chief Fixed Income Officer

Michael T. Lytle, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

Michael Lytle co-manages the AmSouth Government Income Fund. He joined the AmSouth Asset management Division in 1999 after completing AmSouth Bank's Management Associate Program. He earned his B.S. in Interdisciplinary Studies from Berry College and holds the Chartered Financial Analyst designation.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."

INVESTMENT CONCERNS

U.S. Government guarantees apply only to certain underlying securities of the Fund's portfolio and not the Fund's shares.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.00% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 3.53% total return for the Fund's benchmark, the Lehman Brothers Mortgage Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.07%, -1.99%, 5.21% and 5.91%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

(1) See Glossary of Terms for additional information.

Q. What factors affected the Fund's performance during the period?

This Fund invests primarily in mortgage-backed securities. Such issues fared well during the period, as investors prized their relatively high yields and the protection they offered against rising interest rates. That environment helped the Fund and its benchmark post positive returns.

The Fund began the period with 50% of its assets in mortgage-backed securities, 40% in agency issues and 10% in Treasuries. We maintained those allocations through December. In January we significantly increased the Fund's weighting in mortgage-backed securities, to 82% of the Fund's assets, in order to take advantage of the attractive yields and outlook those bonds offered. This Fund's benchmark is comprised entirely of mortgage-backed securities, so the Fund's smaller weighting dragged on relative returns as those bonds performed well. That dynamic was the primary reason that the Fund lagged its benchmark.+

The Fund held an average duration that was modestly shorter than the benchmark throughout the period, to help protect against rising interest rates. That strategy had a slightly negative impact on returns against the benchmark, as bonds with longer durations generally performed best. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH MONEY MARKET FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Christine Taylor
Fund Manager

Kristie K. Jones
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Ms. Taylor manages the taxable AmSouth Money Market mutual funds. She joined the AmSouth Asset Management Division in 2002 after completing AmSouth Bank's Management Associate Program. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned a B.S. in Finance from the University of South Alabama. Ms. Taylor holds a Series 65 license and is a Level II candidate for the Chartered Financial Analyst designation.

Ms. Jones manages the AmSouth Tax-Exempt Money Market Fund. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned her B.S. in Finance with a concentration in Real Estate from the University of Alabama. She holds her Series 7 and Series 65 licenses. Ms. Jones is currently a candidate for Level II of the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Investments in the Prime, the Treasury Reserve, the Tax-Exempt, and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The AmSouth Tax Exempt Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.


--------------------------------------------------------------------------------
Q&A

Q. What factors affected the Funds' performance during the six-month period ended January 31, 2005?

A. The Federal Reserve Board raised its target short-term interest four times, for a total increase of one percentage point. Those increases pushed up yields on short-term debt. Rising short-term yields allowed the Funds to capture additional yield for shareholders as the period progressed.

The Funds' investments had average maturities shorter than those of their benchmarks throughout the period. That strategy provided the flexibility to invest in higher-yielding securities as rates rose, while protecting shareholders' capital. The Funds' relatively short average maturities boosted performance against their benchmarks.+

These Funds, except for the Tax-Exempt Money Market Fund, focus on high-quality fixed- and variable-rate securities. A limited supply of high-quality commercial paper prevented the Funds from adding multiple new commercial paper names to the portfolios. The Funds found opportunities in overnight repurchase agreements, which adjust their yields on a day-to-day basis and therefore reflected changes in Federal Reserve policy. The Tax-Exempt Money Market Fund emphasized variable-rate securities, which benefited from the rising-rate environment.+

o As of January 31, 2005, the Prime Obligations Fund's average maturity was 28 days, compared with 28 days on July 31, 2004 and 59 days on January 31, 2004.+

o As of January 31, 2005, the Tax-Exempt Fund's average maturity was 20 days, compared with 19 days on July 31, 2004 and 35 days on January 31, 2004.+

o As of January 31, 2005, the Treasury Reserve Fund's average maturity was 19 days, compared with 22 days on July 31, 2004 and 45 days on January 31, 2004.+

o As of January 31, 2005, the Institutional Prime Obligations Fund's average maturity was 27 days, compared with 29 days on July 31, 2004 and 64 days on January 31, 2004.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

   [Logo]
AMSOUTH FUNDS


               August 2005



               Dear Shareholder,


               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a pioneer fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.


                                                       Continued on reverse side

    [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.You can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

Please vote all proxy cards received.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For print production reasons, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Thank you for your prompt response.


               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17996-00-0805 BEN

   [Logo]
AMSOUTH FUNDS



               August 2005



               Dear Shareholder,

               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a Pioneer Fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.



                                                       Continued on reverse side

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   [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.you can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the shaded box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For administrative ease, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

Please vote all proxy cards received.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Please feel free to call AmSouth at 1-800-451-8382 or Pioneer at 1-800-225-6292 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17978-00-0805 REG